UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
DATE OF REPORT (Date of earliest event reported): July 28, 2006
Intermune, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-29801	94-3296648
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 BAYSHORE BLVD., BRISBANE, CALIFORNIA (Address of principal executive offices)	94405 (Zip Code)
(415) 466-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On July 28, 2006, InterMune entered into a letter agreement with Norman Halleen regarding Mr. Halleen’s resignation as Chief Financial Officer and Senior Vice President.
On July 28, 2006, InterMune entered into an offer letter agreement with John Hodgman appointing him to the position of Chief Financial Officer and Senior Vice President.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
On July 28, 2006, InterMune entered into a letter agreement with Norman Halleen regarding Mr. Halleen’s resignation as Chief Financial Officer and Senior Vice President.
On July 28, 2006, InterMune entered into an offer letter agreement with John Hodgman appointing him to the position of Chief Financial Officer and Senior Vice President.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
          The following exhibits are furnished with this report on Form 8-K:

Number	Description

10.1	Transition letter agreement, dated July 28, 2006, between Registrant and Norman Halleen.
10.2	Employment offer letter agreement, dated July 28, 2006, between Registrant and John Hodgman.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.
Dated: August 1, 2006

INTERMUNE, INC. (Registrant)
By:	/s/ DANIEL G. WELCH
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

10.1	Transition letter agreement, dated July 28, 2006, between Registrant and Norman Halleen.
10.2	Employment offer letter agreement, dated July 28, 2006, between Registrant and John Hodgman.